GUARANTY AGREEMENT

         GUARANTY AGREEMENT, dated July 20, 1998, by CONIFER SHIPPING COMPANY LIMITED ("Conifer"), TOPSCALE SHIPPING COMPANY LIMITED ("Topscale"), each a company organized and existing under the laws of the Republic of Cyprus, IVY NAVIGATION, INC. ("Ivy"), RAPID OCEAN CARRIERS INC. ("Rapid"), OAKMONT SHIPPING AND TRADING, INC. ("Oakmont"), each a corporation organized and existing under the laws of the Republic of Liberia, MILLENIUM ALEKSANDER, INC. ("Aleksander"), MILLENIUM AMETHYST, INC. ("Amethyst"), MILLENIUM ELMAR, INC. ("Elmar"), MILLENIUM MAJESTIC, INC. ("Majestic"), MILLENIUM YAMA, INC. ("Yama"), MILLENIUM II, INC. ("Millenium II"), MILLENIUM III, INC. ("Millenium III"), MILLENIUM IV, INC. ("Millenium IV"), MILLENIUM V, INC. ("Millenium V"), MILLENIUM VI, INC. ("Millenium VI") and MILLENIUM VII, INC. ("Millenium VII"), each a company organized and existing under the laws of the Cayman islands (Conifer, Topscale, Ivy, Rapid, Oakmont, Millenium Aleksander, Millenium Amethyst, Millenium Elmar, Millenium Majestic, Millenium Yama, Millenium II, Millenium III, Millenium IV, Millenium V, Millenium VI and Millenium VII being herein sometimes singly called a "Guarantor" and collectively the "Guarantors"), to THE BANK OF NEW YORK (the "Bank"), a trust company organized and existing under the laws of the State of New York.

         WHEREAS, pursuant to a Credit Agreement (the "Credit Agreement"), dated July 20, 1998, between Millenium Seacarriers, Inc. (the "Borrower"), a Cayman Islands company and the record and beneficial owner of all of the issued and outstanding capital stock of the Guarantor, and the Bank, the Bank, subject to the terms and conditions thereof, has established in favor of the Borrower a revolving line of credit not to exceed at any one time outstanding U.S. $7,000,000, all borrowings


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under said line of credit to be evidenced by a Secured Promissory Note (the
"Note"), dated July 1998, of the Borrower to the order of the Bank.

                  NOW, THEREFORE, in consideration of the establishment of the aforesaid line of credit and of other valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby jointly and severally agree as follows:

                  1. The Guarantors hereby jointly and severally guarantee to the Bank the punctual payment and performance when due of all of the obligations, now due or hereafter arising, of the Borrower to the Bank under the Credit Agreement and under the Note (all of such obligations being hereinafter collectively called the "Guaranteed Obligations").

                  2. The obligations of Conifer under this Agreement will be simultaneously secured by, among other things, a Statutory First Mortgage and Deed of Covenants collateral thereto (the "CLIPPER ATLANTIC Mortgage") from Conifer to the Collateral Agent (as such term is defined in the Credit Agreement) covering the Cypriot registered vessel CLIPPER ATLANTIC (the "CLIPPER ATLANTIC"). Reference is made to the CLIPPER ATLANTIC Mortgage for a description of the nature and extent of the security provided thereby and of the rights in respect of such security of the Collateral Agent and Conifer. The obligations of Topscale under this Agreement will be simultaneously secured by, among other things, a Statutory First Mortgage and Deed of Covenants collateral thereto (the "CLIPPER PACIFIC Mortgage") from Topscale to the Collateral Agent covering the Cypriot registered vessel CLIPPER PACIFIC (the "CLIPPER PACIFIC"). Reference is made to the CLIPPER PACIFIC Mortgage for a description of the nature and extent of the security provided thereby and of the rights in respect of such security of the Collateral Agent and Topscale. The obligations of Ivy under this Agreement will be simultaneously secured by, among other things, a First Preferred Mortgage (the "CLIPPER GOLDEN HIND Mortgage") from


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Ivy to the Collateral Agent covering the Liberian registered vessel CLIPPER
GOLDEN HIND (the "CLIPPER GOLDEN HIND"). Reference is made to the CLIPPER GOLDEN HIND Mortgage for a description of the nature and extent of the security provided thereby and of the rights in respect of such security of the Collateral Agent and Ivy. The obligations of Rapid under this Agreement will be simultaneously secured by, among other things, a First Naval Mortgage (the "CLIPPER HARMONY Mortgage") from Rapid to the Collateral Agent covering the Panamanian registered vessel CLIPPER HARMONY (the "CLIPPER HARMONY"). Reference is made to the CLIPPER HARMONY Mortgage for a description of the nature and extent of the security provided thereby and of the rights in respect of such security of the Collateral Agent and Rapid. The obligations of Oakmont under this Agreement will be simultaneously secured by, among other things, a First Naval Mortgage (the "MONICA MARISSA Mortgage") from Oakmont to the Collateral Agent covering the Panamanian registered vessel MONICA MARISSA (the "MONICA MARISSA") (the CLIPPER ATLANTIC, the CLIPPER PACIFIC, the CLIPPER GOLDEN MIND, the CLIPPER HARMONY and the MONICA MARISSA being herein sometimes collectively called the "Existing Vessels"). Reference is made to the MONICA MARISSA Mortgage for a description of the nature and extent of the security provided thereby and of the rights in respect of such security of the Collateral Agent and Oakmont.

                  3. The Guarantors hereby jointly and severally represent, covenant and warrant as follows.:

                  (a) Each of the Guarantors is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation without limitation on the duration of its existence and each has the corporate power and authority to own or lease its properties and to carry on its business as now being conducted and to execute, deliver and perform its obligations


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under this Agreement and under each of the Collateral Documents (as such term is defined in the Credit Agreement) to which it is or is to be a party; and this Agreement and each of such Collateral Documents when executed and delivered shall constitute the legal, valid and binding obligation of Conifer, Topscale, Ivy, Rapid, Oakmont, Millenium Aleksander, Millenium Amethyst, Millenium Elmar, Millenium Majestic, Millenium Yama, Millenium II, Millenium III, Millenium IV, Millenium V, Millenium VI and/or Millenium VII, as the case may be, enforceable in accordance with their respective terms.

                  (b) Each of the Existing Vessels is in good condition, working order and repair and is classed by an Approved Classification Society (as such term is defined in the Credit Agreement) with respect to hull and machinery in the highest classification and rating for vessels of the same age and type.

                  (c) There are no actions, suits or proceedings (in arbitration or otherwise) pending or, to the knowledge of the Guarantors, threatened against or affecting any of the Guarantors, or their respective properties, at law, in equity or in admiralty, before any court or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, or before any privately constituted panel, which may result in (i) any material adverse change in the business, operations, properties or assets or in the condition, financial or otherwise, of any of the Guarantors or (ii) any liability which could materially impair the ability of any of the Guarantors to satisfy their respective obligations; and none of the Guarantors is in default with respect to any order, writ, decision, injunction, decree or demand of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, or of any privately constituted panel.


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                  (d) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof and the compliance by each of the Guarantors with all of the terms and provisions of this Agreement and of the other documents contemplated herein and the execution and delivery hereof and thereof will not violate or conflict with any provision of law, statute, rule, regulation, treaty or convention or any order, writ, injunction, license, permit, ruling, regulation, decree or judgment of any court or governmental or regulatory body, agency, commission, tribunal or other authority of the Republic of Cyprus, the Republic of Liberia, the Republic of Panama, the Cayman Islands, the United States of America or the State of New York, (ii) result in, or require, the creation or imposition of any mortgage, lien, pledge, assignment, charge, security interest or other encumbrance on any of the properties or assets of any of the Guarantors, now owned or hereafter acquired, except in favor of the Collateral Agent or the Trustee (as such term is defined in the Credit Agreement), (iii) violate or conflict with the Memorandum or Articles of Association or Articles of Incorporation or By-Laws, as the case may be, of any thereof or (iv) violate or conflict with, or constitute, with the giving of notice or lapse of time, or both, a default under, the terms, conditions or provisions of any agreement, judgment, injunction, order, decree or other instrument under which any of the Guarantors is a party or by which any thereof is bound or to which any of the properties, assets or businesses of any thereof is subject.

                  (e) No consent, license, approval or authorization of any nature of, or other formal action by, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery, validity or performance of this Agreement or any of the documents referred to herein or the carrying out of the transactions contemplated hereby or thereby except as shall have been duly and timely obtained.


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                  (f) None of the Guarantors is in violation of any material provision of applicable law or of any material decree or order of any court or of any government or governmental agency or official, domestic or foreign, or of any material provision of any indenture, agreement or other instrument to which any thereof is a party or by which any thereof or any of their respective properties may be bound or affected.

                  (g) None of the Guarantors is (i) a national of any foreign country designated in Presidential Executive Order No. 9193, No. 12543, No. 12722, No. 12775, No. 12779 or No. 12959 of the United States of America, as amended, respectively, within the meaning of any of said Executive orders, as amended, or any regulations thereunder, (ii) presently in violation of any of the provisions of any of said Executive Orders, (iii) a national of any designated foreign country within the meaning of the Foreign Assets Control Regulations of the United States of America (Title 31, Code of Federal Regulations, Chapter V, Part 500, as amended) or the Cuban Assets Control Regulations of the United States of America (Title 31, Code of Federal Regulations, Chapter V, Part 515, as amended) or (iv) presently in violation of any of the provisions of said Foreign Assets Control Regulations, as amended, any of the provisions of said Cuban Assets Control Regulations, as amended, any of the provisions of the Libyan Sanctions Regulations of the United States of America (Title 31, Code of Federal Regulations, Chapter V, Part 550, as amended), any of the provisions of the Iranian Transactions Regulations of the United States of America (Title 31, Code of Federal Regulations, Chapter V, Part 575, as amended), any of the provisions of the Iraqi Sanctions Regulations of the United States of America (Title 31, Code of Federal Regulations, Chapter V,
Part 575, as amended) or any of the provisions of the Transactions Control Regulations of the United States of America (Title 31, Code of Federal Regulations, Chapter V, Part 505, as amended).


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                  (h) No default exists and no event has occurred which, with the giving of notice or lapse of time, or both, would constitute a material default under any material instrument or agreement to which any of the Guarantors is a party or by the terms of which any of the Guarantors or any of their respective properties may be bound.

                  (i) The execution and delivery of this Agreement and all documents contemplated herein and the carrying out of the transactions contemplated hereby and thereby have been duly authorized by all proper corporate action by the Guarantors.

                  (j) None of the assets of any of the Guarantors is subject to any mortgage, lien, pledge, charge or other encumbrance, except in favor of the Collateral Agent or the Trustee or as otherwise contemplated herein or in the documents referred to herein.

                  (k) Each of the Guarantors has filed all tax returns required to be filed thereby and has paid all taxes payable thereby which have become due, other than those not yet delinquent or the nonpayment of which would not have a material adverse effect thereon and except for those taxes being contested in good faith and by appropriate proceedings or other acts and for which adequate reserves have been set aside on the books thereof.

                  (l) There is no tax, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by the Republic of Cyprus, the Republic of Liberia, the Republic of Panama, the Cayman islands or any political subdivision or taxing authority thereof or therein (i) on or by virtue of the execution, delivery, acquisition, registration or enforcement of this Agreement or any of the Collateral Documents to which the Guarantors, or any of them, is or is to be a party or (ii) on any payment to be made by any of the Guarantors pursuant to this Agreement or any of the Collateral Documents to which the Guarantors, or any of them, are or are to be a party.


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                  (m) To ensure the enforceability or admissibility in evidence of this Agreement or any of the Collateral Documents to which the Guarantors, or any of them, is or is to be a party, it is not necessary that this Agreement or any of such Collateral Documents be filed or recorded with any court or other authority in the Republic of Cyprus, the Republic of Liberia, the Republic of Panama or the Cayman Islands, except for the recording of each Mortgage (as such term is defined in the Credit Agreement) to which a Guarantor is or is to be a party in the jurisdiction where the Vessel (as such term is defined in the Credit Agreement) covered by such mortgage is registered.

                  (n) All of the issued and outstanding shares of the capital stock of each of the Guarantors have been duly authorized, are validly issued, are fully paid and non assessable and are beneficially owned by the Borrower.

                  (o) None of the Guarantors now maintains, nor in the future will maintain, any office in the United States of America or now keeps, or will in the future keep, any financial records in the United States of America outside the County of New York, State of New York and none of the Guarantors have any security agreements or any financing statements outstanding under the Uniform Commercial Code of any state of the United States of America with respect to its assets.

                  (p) Each of the Guarantors (i) is now and will continue to be, to the extent required, in full compliance with all applicable Environmental Laws (as such term is defined in the Credit Agreement), (ii) now has and will continue to have, to the extent required, all necessary Environmental Approvals (as such term is defined in the Credit Agreement) required under applicable Environmental Laws to operate its business as now or then being conducted and is now and will continue to be, to the extent required, in full compliance with all such Environmental Approvals and (iii) has not received any notice of any claim, action, cause of action, investigation or demand by any person, entity, enterprise or government, or any political subdivision,


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intergovernmental body or agency, department or instrumentality thereof, alleging potential liability for, or a requirement to incur, investigatory costs, cleanup costs, response and/or remedial costs (whether incurred by a governmental entity or otherwise in connection with), natural resources damages, property damages, personal injuries, attorneys' fees and expenses, or fines or penalties, in each case arising out of, based on or resulting from any Environmental Claim (as such term is defined in the Credit Agreement) (other than Environmental Claims that have been fully and finally adjudicated or otherwise determined and all fines, penalties and other costs, if any, payable by the Guarantors in respect thereof have been paid in full) and there are no circumstances that may prevent or interfere with such full compliance in the future.

                  (q) There is no Environmental Claim pending or, to the knowledge of the Guarantors, threatened against any of the Guarantors.

                  (r) There are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge or disposal of any Material of Environmental Concern (as such term is defined in the Credit Agreement), that could form the basis of any Environmental Claim against any of the Guarantors.

                  4. From the date hereof and until payment in full of the Guaranteed obligations, each of the Guarantors will:

                  (a) At all times maintain its corporate existence and right to carry on business and do or cause to be done all things necessary to preserve the Collateral Property (as such term is defined in the Credit Agreement) and keep in full force and effect this Agreement and each of the Collateral Documents to which it is a party.


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                  (b) Observe and perform all the agreements and conditions on its part to be observed and performed under this Agreement and under each of the Collateral Documents to which it is a party.

                  (c) Keep proper books of record and account into which full and correct entries shall be made, in accordance with GAAP (as such term is defined in the Credit Agreement) consistently applied throughout the period during which this Guaranty is outstanding, and will furnish, or cause to be furnished, to the Bank, at the sole expense of the Guarantors:

                  (i) promptly upon the occurrence thereof, notice from a principal executive officer thereof of the occurrence of any condition or event which constitutes an Event of Default (as such term is defined in the Credit Agreement) or which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, specifying in such notice the nature and period of such condition or event and what action it is taking or proposes to take with respect thereto;

                  (ii) promptly upon the institution thereof, notice of any material litigation against, or investigation by any public regulatory body or commission involving, any of the Guarantors and, promptly upon request of the Bank, an opinion of counsel as to the nature thereof and the extent of the potential liability, if any, of the Guarantors in relation to the subject matter thereof; and

                  (iii) with reasonable promptness, such other information respecting its business, assets, financial condition and results of its operations as the Bank may from time to time reasonably request, including, without limitation, budgets, Vessel employment information, lists of operating expenses and statements as to its total indebtedness.


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                  (d) Allow any representative or representatives designated by the Bank, subject to applicable laws and regulations, to visit and inspect any of the properties thereof and, on request, to examine the books of account, records, reports and other papers thereof (and to make copies thereof and to take extracts therefrom) and to discuss the affairs, finances and accounts thereof with its officers and executive employees all at such reasonable times and as often as the Bank reasonably requests.

                  (e) Pay and discharge, or cause to be paid and discharged, all lawful taxes, assessments and governmental charges or levies imposed upon it or upon its income or property, prior to the date upon which penalties attach thereto; provided, however, that it shall not be required to pay and discharge, or cause to be paid and discharged, any such tax, assessment, charge or levy so long as the legality thereof shall be contested in good faith and by appropriate proceedings or other acts and it shall set aside on its books adequate reserves with respect thereto, and so long as such deferment in payment shall not subject any Vessel owned or to be owned thereby to forfeiture or loss.

                  (f) Within 10 days after the commencement thereof, notify the Bank in writing of any actions, suits or proceedings (in arbitration or otherwise) commenced against it at law, in equity, in admiralty or before any governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, which involves the possibility of any judgment or liability, not fully covered by insurance as to which coverage has been acknowledged by the appropriate insurer, in excess of $200,000 or which may result in any material adverse change in its business, operations, properties or assets or in its condition, financial or otherwise.

                  (g) Within 5 Business Days (as such term is defined in the Credit Agreement) after the occurrence of any of the following conditions, provide the Bank with a certificate of an


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authorized officer specifying in detail the nature of such condition and its proposed response thereto: (i) the receipt by any of the Guarantors of any Environmental Claim, if such Environmental Claim could reasonably be expected to have a material adverse effect upon the business, operations, properties, assets or condition, financial or otherwise, of any thereof or upon the ability of any thereof to perform, or of the Collateral Agent or the Bank to enforce, the obligations of any thereof hereunder or under any of the Collateral Documents to which any thereof is a party, (ii) any of the Guarantors shall obtain actual knowledge that there exists any Environmental Claim pending, threatened or reasonably likely against it, which individually or in the aggregate could reasonably be expected to have a material adverse effect upon the business, operations, properties, assets or condition, financial or otherwise, of any thereof or upon the ability of any thereof to perform, or of the Collateral Agent or the Bank to enforce, the obligations of any thereof hereunder or under any of the Collateral Documents to which any thereof is a party, or (iii) any release, emission, discharge or disposal of any Material of Environmental Concern that could form the basis of any Environmental Claim against any of the Guarantors relating to any of the Collateral Property owned thereby, if such Environmental Claim could reasonably be expected to have a material adverse effect upon the business, operations, properties, assets or condition, financial or otherwise, of any thereof or upon the ability of any thereof to perform, or of the Collateral Agent or the Bank to enforce, the obligations of any thereof hereunder or under any of the Collateral Documents to which any thereof is a party. Upon the written request of the Bank, the Guarantors will submit to the Bank at reasonable intervals a report providing an update of the status of any issue or claim identified in any notice or certificate required pursuant to this subsection.


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                  (h) Cause any Vessel owned or to be owned thereby to be
managed and operated by Millenium Management, Inc., a company organized and existing under the laws of the Cayman Islands or by another entity satisfactory to the Bank.

                  (i) If requested by the Bank, furnish to the Bank a confirmation of class certificate covering any Vessel owned or to be owned thereby.

                  (j) Maintain and keep all properties used or useful in the conduct of its business in good condition, repair and working order and supplied with all necessary equipment and will make, or cause to be made, all necessary repairs, renewals and replacements thereof so that the business carried on in connection therewith and every portion thereof may be properly and advantageously conducted at all times.

                  (k) Pay, or cause to be paid, the principal of, and premium, if any, and interest on, any indebtedness thereof for borrowed monies at the times and in the manner specified in the agreements regarding such indebtedness.

                  (l) make all payments and comply with all other terms, conditions and provisions on its part to be performed under, and will not allow any default to exist or any right of termination to accrue under, any agreement to which it shall be a party or by which it is bound.

                  (m) Maintain with the Bank the operating account of the vessel owned or to be owned thereby.

                  5. From the date hereof and until payment in full of the Guaranteed Obligations, none of the Guarantors will, without the prior written consent of the Bank:

                  (a) Create, assume, incur or become or be or remain liable, directly or indirectly, in respect of any indebtedness except:


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                  (i) indebtedness to the Bank or incurred under or in
                  connection with this Agreement or any of the Collateral Documents;

                  (ii) current indebtedness or obligations (other than indebtedness for borrowed monies) incurred in the normal course of its business so long as the relevant creditors have evidenced no intention to enforce any of their rights against such Guarantor if such enforcement could have a material adverse effect on the business, operations or financial condition of such Guarantor; and

                  (iii) any other indebtedness to the extent permitted by the Indenture (as such term is defined in the Credit Agreement).

                  (b) Directly or indirectly assume, guaranty, endorse or become liable on the obligation of any person, firm or corporation, or suffer to exist any such assumption, guaranty, endorsement or liability, except in favor of the Bank or as otherwise permitted by the Indenture.

                  (c) Create, assume or incur, or suffer to be created, assumed or incurred or to exist, any mortgage, lien, pledge, charge or other security interest or encumbrance of any kind in respect of any of its properties, whether heretofore or hereafter acquired, except for (i) Permitted Liens (as such term is defined in the Credit Agreement) and (ii) mortgages, liens, pledges, charges or other security interests or encumbrances in favor of the Bank or expressly provided for herein, in the Indenture or in the documents referred to herein.

                  (d) Consolidate with or merge into any other corporation or sell, lease or transfer or otherwise dispose of all or any substantial portion of its assets, except as otherwise permitted by the Indenture.


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                  (e) Make or suffer to exist any loan, advance or extension of credit to any person, firm or corporation, by loan, guaranty or otherwise, except for advances in the normal course of its business or as otherwise permitted under the Indenture.

                  (f) Make or suffer to exist any investment in any person, firm or corporation, whether by acquisition of stock or indebtedness, except as permitted by the Indenture.

                  (g) Engage in any business other than the Shipping Business (as such term is defined in the Credit Agreement).

                  (h) Enter into any Sale/Leaseback Transaction (as such term is defined in the Credit Agreement), except to the extent permitted by the Indenture.

                  6. It is hereby agreed that if an Event of Default shall have occurred and be continuing, the Bank shall have the right to demand payment and performance by the Guarantors of the Guaranteed Obligations, whether or not the Guaranteed Obligations by their terms shall have become due and payable.

                  7. The obligations of the Guarantors under this Agreement shall be irrevocable, absolute, continuing and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by: (a) any amendment or modification of or supplement to the Credit Agreement, the Note or any collateral at any time held by or on behalf of the Bank as security in connection herewith or in connection with any of the Guaranteed Obligations, or any assignment or transfer of any thereof; (b) any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement, the Credit Agreement, the Note or any collateral at any time held by or on behalf of the Bank as security in connection herewith or in connection with any of the Guaranteed Obligations, or any waiver, consent, extension, indulgence or other action or inaction in respect of any thereof; (c) any failure by the Bank and/or


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the Collateral Agent to perfect any security interest in any collateral at any time held by or on behalf of the Bank as security in connection herewith or in connection with any of the Guaranteed Obligations; or (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceedings in respect of any of the Guarantors or the Borrower or any party to any collateral held at any time by or on behalf of the Bank as security in connection herewith or in connection with any of the Guaranteed Obligations; all whether or not the Guarantors or the Borrower shall have notice or knowledge of any of the foregoing.

                  8. The Bank may enforce the Guarantors' obligations hereunder without in any way first pursuing or exhausting any other rights or remedies which the Bank and/or the Collateral Agent may have against the Borrower or against any other person, firm or corporation, or against any security the Bank and/or the Collateral Agent may hold.

                  9. The Guarantors hereby jointly and severally waive (a) notice of acceptance of this Agreement and of any action by the Bank in reliance hereon; (b) presentment, demand of payment, notice of dishonor or nonpayment, protest and notice of protest with respect to any of the Guaranteed Obligations; and (c) giving any notice of default or other notice to, or making any demand on, any party liable in any manner for the payment of any of the Guaranteed Obligations.

                  10. The Bank may, at any time and from time to time, without the consent of or notice to the Guarantors, and without in any manner impairing or releasing the obligations of the Guarantors hereunder, (a) realize upon in any manner and in any order any property by whomsoever at any time pledged, mortgaged or assigned to secure or howsoever securing this Agreement or any of the Guaranteed Obligations; (b) apply any sum by whomsoever paid or howsoever realized to the payment of any of the Guaranteed Obligations; (c) extend the date of maturity of, or otherwise modify the terms and provisions of, any of the Guaranteed Obligations; (d) exchange, release or


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modify any of the collateral security from time to time held by or on behalf of the Bank as security in connection herewith or in connection with any of the Guaranteed Obligations; and (e) release the Borrower, any Guarantor or any other guarantor of the Guaranteed Obligations from any of its obligations to the Bank under the Credit Agreement, under the Note or under any of the Collateral Documents.

                  11. The Guarantors agree that notwithstanding the payment of any or all of the Guaranteed Obligations, the liability of the Guarantors hereunder shall continue and remain in full force and effect in the event that all or any part of any such payments are recovered from the Bank as a preference or fraudulent transfer under any bankruptcy or other applicable law or otherwise.

                  12. The Guarantors shall have no right of subrogation with respect to any rights the Bank and/or the Collateral Agent may have against the Borrower or against any security which may be held by or on behalf of the Bank unless and until all of the Guaranteed Obligations have been paid in full.

                  13. This Agreement shall be valid and binding upon the Guarantors (a) regardless of any invalidity, irregularity or unenforceability of the Credit Agreement, the Note or any collateral at any time held by or on behalf of the Bank as security in connection herewith or in connection with any of the Guaranteed Obligations, and (b) irrespective of any defenses or counterclaims that the Borrower may assert with respect to the Guaranteed Obligations, including, without limitation, failure of consideration, breach of warranty, fraud, statute of frauds, statute of limitations, lender liability, accord and satisfaction or usury.

                  14. The Guarantors jointly and severally further agree to pay all expenses incurred by or on behalf of the Bank and/or the Collateral Agent in connection with the enforcement of this Agreement, together with interest thereon for each day at a rate per annum equal to the rate quoted by the Bank as its offered rate in the overnight or, where applicable, weekend London interbank market from time to time for United States dollar deposits of an amount equivalent to the sums due and owing to the Bank under this Agreement, plus 2%.

                  15. All notices, requests and other communications pursuant to this Agreement shall be in writing, either by letter (if mailed, such letter to be certified or registered) or telecopy, addressed as follows:

         If to the Guarantors:

                  c/o Maples & Calder
                  P.O. Box 309
                  South Church Street
                  Georgetown, Grand Cayman
                  Cayman Islands, British West Indies
                  Telecopy No. (345) 949-8080

         If to the Bank:

                  Marine Transportation Division
                  One Wall Street
                  New York, New York 10286
                  Telecopy No. 212-635-7512

or to such other address as the party to receive any such notice, request or other communication may have designated by written notice to the other party.

                  All periods of notice shall be measured from the date of delivery thereof, if delivered by hand or by a courier service, or from the date of receipt thereof, if sent by certified or registered mail or by telecopy.

                  16. The Guarantors jointly and severally agree that any legal action or proceeding brought by or on behalf of the Bank against any of the Guarantors hereunder may be brought in the courts of the State of New York or of the United States of America for the Southern District of

New York, as the plaintiff in such action or proceeding may elect, and by execution and delivery of this Agreement each of the Guarantors submits to each such jurisdiction, and agrees that any summons or other process against it may be served by registered mail addressed thereto at c/o Kylco Maritime (USA), Inc., 645 Fifth Avenue, New York, New York 10022. The foregoing, however, shall not limit or impair the right of the Bank to bring any legal action or proceeding in any other appropriate jurisdiction or to effect service of process in any other manner which may be lawful in the jurisdiction where any such legal action or proceeding may be brought.

                  17. THE GUARANTORS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY THE BANK ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR ANY OTHER DOCUMENT REFERRED TO HEREIN.

                  18. All payments by the Guarantors under or in respect of this Agreement shall be made to the Bank at its office at One Wall Street, New York, New York 10286 (Attn: Marine Transportation Division), in immediately available funds.

                  19. Any provision of this Agreement which is prohibited or is unenforceable in whole or in part in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by the laws of any such jurisdiction, the Guarantor hereby waives any provisions of law which renders any provision hereof prohibited or unenforceable in any respect.

                  20. Notwithstanding anything herein to the contrary, the maximum aggregate amount of the Guaranteed Obligations with respect to each Guarantor shall not exceed the maximum amount that can be guaranteed thereby without rendering this Guaranty, as it relates to such

Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

                  21. The obligations of the Guarantors under this Agreement and each provision hereof are joint and several whether or not so specified in any provision hereof.

                  22. This Agreement shall be binding upon the successors and assigns of the Guarantors; provided, however, that none of the Guarantors may not transfer any of its obligations or assign any of its rights hereunder without the prior written consent of the Bank.

                  23. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE UNDER AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK IN ALL RESPECTS INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, EFFECT AND PERFORMANCE WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES.

                  IN WITNESS WHEREOF, the Guarantors have caused this Agreement to be duly executed on the day and year first above written.


CONIFER SHIPPING COMPANY                  MILLENIUM MAJESTIC, INC.
    LIMITED


By      /S/ Vassilios M. Livanos          By      /S/ Vassilios M. Livanos
        ------------------------                  ------------------------
        Vassilios M. Livanos                      Vassilios M. Livanos


TOPSCALE SHIPPING COMPANY                 MILLENIUM YAMA INC.
    LIMITED


By      /S/ Vassilios M. Livanos          By      /S/ Vassilios M. Livanos
        ------------------------                  ------------------------
        Vassilios M. Livanos                      Vassilios M. Livanos

IVY NAVIGATION, INC.                      MILLENIUM II, INC.



By      /S/ Vassilios M. Livanos          By      /S/ Vassilios M. Livanos
        ------------------------                  ------------------------
        Vassilios M. Livanos                      Vassilios M. Livanos


RAPID OCEAN CARRIERS, INC.                MILLENIUM III, INC.


By      /S/ Vassilios M. Livanos          By      /S/ Vassilios M. Livanos
        ------------------------                  ------------------------
        Vassilios M. Livanos                      Vassilios M. Livanos


OAKMONT SHIPPING AND                      MILLENIUM IV, INC.
    TRADING, INC.


By      /S/ Vassilios M. Livanos          By      /S/ Vassilios M. Livanos
        ------------------------                  ------------------------
        Vassilios M. Livanos                      Vassilios M. Livanos


MILLENIUM ALEXSANDER, INC.                MILLENIUM V, INC.



By      /S/ Vassilios M. Livanos          By      /S/ Vassilios M. Livanos
        ------------------------                  ------------------------
        Vassilios M. Livanos                      Vassilios M. Livanos


MILLENIUM AMETHYST, INC.                  MILLENIUM VI, INC.



By      /S/ Vassilios M. Livanos          By      /S/ Vassilios M. Livanos
        ------------------------                  ------------------------
        Vassilios M. Livanos                      Vassilios M. Livanos


MILLENIUM ELMAR, INC.                     MILLENIUM VII, INC.



By      /S/ Vassilios M. Livanos          By      /S/ Vassilios M. Livanos
        ------------------------                  ------------------------
        Vassilios M. Livanos                      Vassilios M. Livanos